Ordinary Shares	6 Months Ended
Jun. 30, 2021
Stockholders' Equity Note [Abstract]
ORDINARY SHARES

13. ORDINARY SHARES

On May 26, 2021, the Group issued 1,387,925 Class A Ordinary Shares to Jurchen Investment Corporation at $2.882 per share, representing 10% premium to the last closing price of the Group’s Class A Ordinary Shares on the NASDAQ stock exchange.

For the six months ended June 30, 2021, the Group issued 40,000 and 158,125 Class A Ordinary Shares to warrant holders and share option holders respectively.

On February 28, 2020, the Group entered into securities purchase agreement (the “Purchase Agreement”) with certain non-affiliated institutional investors and Jurchen Investment Corporation, the ultimate parent of the Group, pursuant to which the Company agreed to sell a total of 1,351,350 Class A Ordinary Shares and warrants to purchase 1,351,350 of the Class A Ordinary Shares, for gross proceeds of approximately $10 million. At the completion of the offering, approximately $1.0 million offering costs was charged to additional paid-in capital. Each warrant entitled their holders to purchase 1 Class A Ordinary Shares and is exercisable immediately as of the date of issuance at an exercise price of $7.40 per Class A Ordinary Share and expire seven years from the date of issuance. Additionally, the Group issued 43,243 warrants to placement agent on terms substantially the same as the warrants issued to investors, except that the exercise price of the warrants issued to the placement agent is $8.88. The issued warrants are classified as equity in accordance with ASC 815, Derivatives and Hedging. This ASC provides a scope exception from classifying and measuring as a financial liability a contract that would otherwise meet the definition of a derivative if the contract is both (i) indexed to the entity’s own stock and (ii) meets the equity classifications conditions. The Group concluded the issued warrants should be equity-classified since they contain no provisions which would require the Group to account for the warrants as a derivative liability and therefore were initially measured at fair value in permanent equity with subsequent changes in fair value not measured.

Holders of Class A Ordinary Shares and Class B Ordinary Shares have the same rights except for the following: (i) each Class A Ordinary Share is entitled to one vote while each Class B Ordinary Share is entitled to ten votes; and (ii) each Class B Ordinary Share is convertible into one Class A Ordinary Share at any time while Class A Ordinary Shares are not convertible under any circumstances.